Exhibit 99.2 Creating a New Government Services Leader: Jacobs To Spin-off and Merge Its CMS and C&I Businesses with Amentum November 20, 2023

Disclaimer

Certain statements contained in this presentation constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not directly relate to any historical or current fact. When used herein, words such as "expects," "anticipates," "believes," "seeks," "estimates," "plans," "intends," "future," "will," "would," "could," "can," "may," "target," "goal" and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make concerning our plans to spin off and merge with Amentum the CMS business and the above-referenced portion of the DVS business in a proposed transaction that is intended to be tax-free to stockholders for U.S. federal income taxes purposes, Jacobs' and its stockholders respective ownership percentages of the combined company, the amount of cash payment and value to be derived from the disposition of Jacobs' stake in the combined company, the expected timing, structure and tax treatment of the proposed transaction, our intent to maintain Jacobs' investment grade credit profile, the ability of the parties to complete the proposed transaction, the potential benefits and synergies of the proposed transaction, including future financial and operating results and strategic benefits, the description of the combined company's anticipated revenue, business and growth opportunities, and the combined company's plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing.

Although such statements are based on Jacobs' and Amentum's current estimates and expectations, and/or currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain, and you should not place undue reliance on such statements as actual results may differ materially. We caution the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements.

Such factors include uncertainties as to the structure and timing of the proposed transaction, the impact of the proposed transaction on Jacobs and the combined company if the proposed transaction is completed, the possibility that the proposed transaction may not qualify for the expected tax treatment, the ability to obtain all required regulatory approvals, the possibility that closing conditions for the proposed transaction may not be satisfied or waived, on a timely basis or otherwise, the risk that any consents or approvals required in connection with the proposed transaction may not be received, the risk that the proposed transaction may not be completed on the terms or in the time-frame expected by the parties, unexpected costs, charges or expenses resulting from the proposed transaction, business and management strategies and the growth expectations of the combined company, the ability of the parties to combine the combined company and to implement its business strategy and realize the expected benefits, including the ability to realize the estimated synergies, the inability of the Company and the combined company to retain and hire key personnel, customers or suppliers while the proposed transaction is pending or after it is completed, as well as other factors related to the combined company business, such as competition from existing and future competitors in its target markets, financial market risks that may affect Jacobs or the combined company, including by affecting Jacobs' or the combined company's access to capital, as well as general economic conditions, including inflation and the actions taken by monetary authorities in response to inflation, changes in interest rates and foreign currency exchange rates, changes in capital markets, the impact of a possible recession or economic downturn on our results, prospects and opportunities, and geopolitical events and conflicts, the risk that disruptions from the proposed transaction will impact the Jacobs' or Amentum's business, the risk that the separation of the CMS business from the Company is more difficult than expected, the risk of a disruption in the Company's business as a result of the pending proposed transaction, a possible decrease in the trading price of the Company's and/or the combined company's shares, as well as factors related to our business or detailed from time to time in the Company's reports filed with the U.S. Securities and Exchange Commission ("SEC"). The foregoing factors and potential future developments are inherently uncertain, unpredictable and, in many cases, beyond our control. For a description of these and additional factors that may occur that could cause actual results to differ from our forward-looking statements see our Annual Report on Form 10-K for the year ended September 29, 2023, and in particular the discussions contained therein under Item 1—Business; Item 1A—Risk Factors; Item 3—Legal Proceedings; and Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations, our Quarterly Reports on Form 10-Q, as well as the Company's other filings with the SEC. The Company is not under any duty to update any of the forward-looking statements after the date of this presentation to conform to actual results, except as required by applicable law. We encourage you to read carefully the risk factors, as well as the financial and business disclosures contained in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and in other documents we file from time to time with the United States Securities and Exchange Commission.

Non-GAAP Financial Measures and Operating Metrics
To supplement the financial results presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. These measures are not, and should not be viewed as, substitutes for GAAP financial measures.

This presentation contains certain operating metrics which management believes are useful in evaluating the transaction. We generally explain these metrics in footnotes when used. Combined Backlog represents revenue the combined company expects to realize for work to be completed, including work to be completed by their consolidated subsidiaries and the proportionate share of work to be performed by unconsolidated joint ventures. Backlog to revenue represents the ratio of combined backlog to the revenue of the separated businesses plus Amentum's revenue. Leverage equals the sum of indebtedness of Amentum and CMS expected to be outstanding at a point in time less cash and cash equivalents as of the same point in time, divided by the adjusted earnings before interest, taxes, depreciation and amortization for the 12-month period ending on that date. We regularly monitor these operating metrics to evaluate our business, identify trends affecting our business, and make strategic decisions, and expect the combined company to similarly evaluate these metrics.

Disclaimer of Amentum Information: Certain information contained herei n, including the combined company's expected revenue, the percentage o f revenue derived from prime contracts, and the combined backlog and pipeline, is based in part on information provided by Amentum in connection with the proposed transaction. Jacobs has not ind ependently verified this information. Information regarding Amentum's a nd CMS's future expectations of performance, including projected Adj. E BITDA margin, and projected leverage ratios, are based on estimates and assumptions. There can be no assurance that these estimates and assumptions are correct, and you should not unduly rely upon them.

©Jacobs 2023

Transaction Rationale ü Jacobs to spin-off and merge its CMS business with Amentum, creating a new independent, publicly-traded company ü Transaction perimeter includes Jacobs CMS segment plus the closely related Cyber and Intelligence unit (“C&I”) from Divergent Solutions (“DVS”) ü Culmination of a comprehensive review to determine highest value alternative for Jacobs’ shareholders th following inbound inquiries received after spin-off announcement of the CMS segment on May 9 – Creates a scaled pure-play government services engineering and technology leader with an enhanced strategic and financial profile – Drives higher growth by combining portfolios with complementary capabilities and client sets – Benefits from $50-70M of expected net cost synergies – Preserves tax efficiency of a spin for Jacobs’ shareholders ü Transaction marks a critical milestone in Jacobs’ strategic portfolio transformation to a more focused, higher margin portfolio aligned to critical infrastructure tailwinds ü Achieves objective of creating two independent companies after the separation, each positioned for greater success 3 ©Jacobs 2023

Combination Creates a Government Services Prime

~$13B
FY23 Combined Revenue

~$50B
Combined Backlog

~3.7x
Combined Backlog Coverage

Capabilities to solve the most complex challenges for clients across energy, space, cyber, and defense

Stable base of long-term contracts with capabilities aligned with governments' highest priority growth areas

Scale and expertise to win transformative opportunities

Combined culture with shared values & technical focus with unwavering commitment to clients' missions

~$1.1B
FY24E Combined Adj. EBITDA

~8%
FY24E Combined Adj. EBITDA Margin

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©Jacobs 2023

Jacobs CMS + C&I Overview

Company Overview

- Mission critical support services to key defense, space, energy, commercial and intelligence customers
- Marquee contract positions include JETS II (NASA), COMET (NASA), IRES (MDA), Idaho Cleanup Project (DoE), Paducah (DoE)
- Recognized capabilities aligned to global priorities in the areas of national security, space, and nuclear energy, supplemented by expertise in future-oriented high tech areas
- Targeted capabilities in fast-growing cyber, intelligence, and ISR sectors across DOD and FedCiv clients
- Business development driven by relationship-based sales approach and history of past performance, with a growth strategy focused on emerging technologies

Summary Financials

~$5.5B
2023 Revenue

~8%
2023 Adj. EBITDA Margin

+96%
2023 Free Cash Flow Conversion[1]

Key Statistics

$23B Current Backlog	**18k** Employees
~4.2x Backlog / Revenue (FY 2023A)	**>50%** Employees with Clearance

Business Mix[2]

End Market[3]



Advanced RDT&E
Intelligence
Defense
Telecom
3%
9%
7%
35%
Space
17%
29%
Energy & Env.

Segment



Energy, Security and Technology
35%
15%
Cyber and Intelligence
50%
Advanced Engineering, Research & Operations

Separation Perimeter Business Units from DVS Sharing Strategic, Operational and Systems Fit with CMS



$0.9B
2023 Revenue
85%
In Perimeter
15%
Stays w/ Jacobs

Business Units	Rationale
▪ Cyber and Intelligence Solutions ▪ Most of Technology & Innovative Solutions	▪ Includes **segments serving federal / federal civilian customers with clear connectivity and synergies with CMS** – Ability to deliver C&I technical capabilities to CMS intelligence and defense community customers – Value to key CMS customers including Air Force and Space Force – Ability to utilize CMS' sales organization and GWAC contracts to drive accelerated C&I growth and access to larger contracts (i.e., IDIQ vehicles at CMS) – Increased resource utilization of support functions through scale in government services
▪ BlackLynx ▪ StreetLight Data ▪ Other Platforms, Technologies and Software Solutions	▪ **Support P&PS customers** and are predominately commercial contracts ▪ House **technologies that are utilized in P&PS end-markets**, including water and transportation

[1] Defined as (Adj. EBITDA – Capex) / Adj. EBITDA. [2] Based on FY23 Adj. EBITDA [3] As of 3/31/23.

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©Jacobs 2023

Amentum Overview

Company Overview

- A leader in global engineering solutions, complex program management, and solutions integration trusted to modernize customers' most important missions
- Marquee contract positions include Hanford, Oak Ridge, Portsmouth, and Savannah River sites (DoE), Metro (classified), ITEAMS (INDOPACOM), J-TECH II (Air Force), AUTEC (Navy)
- Leading capabilities aligned to customer priorities in the areas of digital engineering, intelligence analytics & operations, counter-UAS, energy, environmental remediation, INDOPACOM, engineering modernization, and training & simulation
- Tenured relationships with all major Federal customers, leading backlog and earnings visibility, broad customer and contract diversity, and best-in-class business development
- Headquartered in Chantilly, VA

Summary Financials

~$7.9B
2023 Revenue

~8%
2023 Adj. EBITDA Margin

+97%
2023 Free Cash Flow Conversion[1]

Key Statistics

$27B Current Backlog	**30** Single-Award Contracts >$1B
3.4x Backlog / Revenue (FY 2023A)	**>50%** Employees with Clearance

Business Mix[2]

Capability Areas



Intelligence
11%
Mission Solutions
40%
Energy & Environment
17%
32%
Science & Technology

Customer



Intel
10%
Army
16%
Other Civilian
16%
Air Force
15%
DoS
10%
14%
9%
10%
Navy
DoE
Other DoD

Contract Type



T&M
11%
Cost-Plus
27%
62%
Fixed Price

Culture Highlights

~48%
of employees identify as female or diverse

>300
Programs received National Safety Council recognition in FY23

2023 Military Friendly:
#1 Employer

2022 Disabled American Veterans:
Patriot Employer

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[1] Defined as (Adj. EBITDA – Capex) / Adj. EBITDA. [2] Mix based on FY23 Adj. EBITDA.

©Jacobs 2023

Compelling Strategic Fit Yields a Highly Differentiated Business Creates a scaled, highly diversified engineering and technology leader with 1 capabilities and talent base to win the largest, most complex opportunities 2 Opportunity to capitalize on combined backlog of ~$50B CMS/C&I Complementary strengths aligned to the government’s highest priority areas + 3 across environmental solutions, space exploration, engineering & modernization, intel analytics and defense modernization $50 - 70 million of highly visible expected net synergies, enhancing operational 4 efficiencies and competitive positioning Compelling financial profile with leading backlog coverage, growth and margin 5 upside and strong FCF to facilitate rapid deleveraging 7 ©Jacobs 2023

Complementary Capabilities to Serve Broad Customer Set Data Fusion & Analytics Complex Systems Integration Engineering & Integration Intelligence & National Rapid ISR & Cyber Solutions Security CMS/C&I Specialized Engineering Health & Humanitarian + Science Significant combined pipeline with <3% overlap R+D Testing and Evaluation Advanced Test & Training Critical Mission Ops Defense Modernization Strengthens and Expands Customer Base CMS / C&I 8 ©Jacobs 2023

Enhanced Portfolio Aligned with Key Growth Areas

	Intelligence, Science and Technology	Energy and Environmental Solutions	Mission Solutions
2023E Combined Adj. EBITDA % of Total	***~45%***	***~30%***	***~25%***
Business Highlights	▪ A leading NASA services provider with comprehensive mission solutions ▪ Premier integrator with programs supporting all 5 major Intelligence Community customers	▪ A global environmental remediation and nuclear energy leader for U.S. federal government and allied nations ▪ Delivering solutions across the full span of the energy life cycle	▪ A go-to partner for the U.S. Government on complex national security priorities ▪ Global leader in platform sustainment, logistics, mission, and test and training systems
Notable Customers	DARPA, Missile Defense Agency, NASA	Department of Energy, Environmental Protection Agency, NDA, AWE	Air Force, Army, Navy, Marine Corps
Key Budget Priority Areas	▪ Capabilities aligned with customer priorities in data analytics, cyber, hypersonics, and autonomy	▪ At the forefront of next generation developments in hydrogen, fusion, and small modular reactor technology	▪ Strategically positioned in geographic areas with budget tailwinds (e.g., APAC)

Note: Not to be considered indicative of future performance post-separation. Based on FY23 Adj. EBITDA.

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©Jacobs 2023

Highly Visible Expected Synergies With Track Record of Realization

Target Net Cost Synergies % of Revenue


~0.5%
~1-2%
CMS / C&I + Amentum
Precedents

$50 - 70M
Total Expected Net Cost Synergies

- ✓ $50 - 70M of expected net cost synergies to be achieved after close
- ✓ Both organizations have track record of effective synergy realization
- ✓ Amentum brings fully integrated support and infrastructure to be backbone of public company systems and accelerate synergy realization
- ✓ Additional upside from revenue synergies due to enhanced skill and capabilities

High Confidence Based on Combined Track Record and Joint Synergy Planning

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Note: Precedent transactions include (i) CSC's North American Public Sector Business merging with SRA, (ii) Lockheed's IS&GS business merging with Leidos, and (iii) DXC Technology's U.S. Public Sector Business merging with Vencore and KeyPoint

©Jacobs 2023

Combined Company Culture and Leadership Team Poised for Success Purpose-driven cultures with unwavering commitment to supporting clients’ missions Performance excellence, forward-thinking solutions, and dependable execution CMS/C&I Uncompromising integrity to do things right + Developing unmatched engineering and technology talent Longstanding commitment to diversity & inclusion with strong safety culture 11 ©Jacobs 2023

Combination Strengthens Public Company Profile

	Jacobs CMS/C&I	amentum	Combined[1]
2023 Revenue	~$5.5B	~$8B	~$13B
% 2023 Adj. EBITDA Margin	7.7%	7.9%	~8.3% *Including RR Expected Net Cost Synergies*
Backlog / 2023 Rev. Coverage	~$23B ~4.2x	~$27B ~3.4x	~$50B ~3.7x
Top 10 Contract Concentration	~45%	~30%	~25%
% Employees Cleared	>50%	>50%	>50%
% of Revenue With Prime Role	~82%	~88%	>85%

- ✓ A leading pure-play government services company
- ✓ Best-in-class earnings visibility
- ✓ Enhanced customer and contract vehicle access enables accelerated growth
- ✓ Very limited contract overlap
- ✓ Largest contract <5% of Adj. EBITDA
- ✓ Highly specialized, majority cleared workforce

[1] Not to be considered indicative of future performance post-separation.

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©Jacobs 2023

Leading Scale, Visibility & FCF Generation Relative to Public Peers Combined $15B ~$13B $10B $8B $7B $7B $5B 2023 Reported Revenue CMS/C&I+ Amentum 2023 Reported 7% ~5% 14% 2% 10% (8%) 25% Revenue Growth Backlog Coverage 2.5x ~3.7x 3.5x 2.9x 3.8x 3.2x 1.7x 1 FCF Conversion 89% ~97% 93% 96% 91% 87% 90% 2023 Adj. EBITDA 10.6% 8.3% 10.7% 9.2% 10.7% 10.5% 7.9% Margin EV / 11.2x 16.5x 12.0x 11.4x 10.5x 16.5x FY24 Adj. EBITDA Source: FactSet as of November 17, 2023. 1 Note: Peer financials shown on fiscal year ending September 30. Combined metrics include $60M synergies. SAIC 2023 metrics reflect last twelve months as of August 4, 2023. Parsons EBITDA is adjusted to include stock-based compensation expense. FCF 13 ©Jacobs 2023 reflects Adj. EBITDA less CapEx. Conversion defined as % of Adj. EBITDA.

Transaction Summary

Transaction Structure	▪ **Reverse Morris Trust** that is intended to be tax-free to shareholders for U.S. federal income tax purposes ▪ Jacobs and Jacobs shareholders to own up to **63%** of combined company – **Jacobs shareholders: 51%** – **Jacobs company retained stake: 7.5% - 12%** based on achievement of operating profit targets prior to close ▪ **$1.0B** cash dividend to Jacobs at closing ▪ Combined FY24 Adj. EBITDA of approximately $1.1B including **$50-70M of expected net cost synergies** ▪ Additional value to Jacobs through disposition of retained stake in combined company ▪ ~$4.2B of expected net debt at close, implying ~3.8x net leverage at close with clear path to deleveraging below 3.0x
Management and Governance	▪ **Steve Demetriou** will serve as Executive Chair of the combined company ▪ **John Heller** (current CEO of Amentum) will serve as CEO of the combined company ▪ **Dr. Steve Arnette** (EVP and President of CMS) will serve as COO of the combined company ▪ **Board initially split 50/50** between Jacobs and Amentum nominees including John Heller ▪ Additional members of the combined company's senior management team will be drawn from both companies
Timing	▪ Transaction expected to **close in second half of FY2024** ▪ Closing will be subject to regulatory approvals and other customary closing conditions ▪ Post-closing, combined company will be publicly traded

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©Jacobs 2023

Highly Strategic Combination Maximizes Value for all Stakeholders Clients Employees Shareholders n Exceptional track record of providing innovative n Combined leadership team with deep industry n Participation in leading pure-play government services solutions on the largest, most complex programs experience company with differentiated scale, revenue visibility, and free cash flow generation n Deep understanding of client missions and prioritiesn Talented workforce with strong cultural alignment and n Complementary capabilities and client sets yield large shared values growth opportunity n Improved cost structure and capability set provides a more comprehensive solution and value propositionn Expanded professional growth and development n Significant value creation from readily achievable opportunities expected synergies n Allows for greater investment in next-generation technologies and solutionsn Continued commitment to performance excellence, n Intended to be a tax-efficient transaction for Jacobs’ inclusion and diversity, and safety shareholders; $1.0B cash dividend at closing 15 ©Jacobs 2023